                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 28, 1998



                            GENERAL AUTOMATION, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



            Delaware                                         0-5260
--------------------------------------------------------------------------------
   (State of incorporation                          (Commission File Number)
    or other jurisdiction)

                                    95-248811
--------------------------------------------------------------------------------
                     (I.R.S. Employer Identification Number)


                 17731 Mitchell North, Irvine, California 92614
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 250-4800


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous Independent Accountants

         (i) On September 29, 1998, McGladrey & Pullen L.L.P. ("McGladrey"), the Registrant's independent accountants, notified the Registrant that McGladrey declined to be appointed in that capacity.

         (ii) The report by McGladrey on the re-stated financial statements of the Registrant dated December 19, 1997, except for Notes 9, 10, 13, 14 and 15 and the pro-forma disclosures included in Notes 8 and 11 as to which the date is August 19, 1998, including the balance sheet as of September 30, 1997 and the statements of operations, cash flows, and stockholders' equity for the year ended September 30, 1997, expressed an unqualified opinion and contained an emphasis of a matter as to uncertainty of the Registrant's ability to continue as a going concern. McGladrey's report did not contain an adverse opinion or a disclaimer of opinion, audit scope or accounting principles.

         (iii) During the period covered by the financial statements referred to in the immediately preceding paragraph through September 30, 1998 by McGladrey, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         (iv) During the period covered by the financial statements referred to in paragraph (ii) above through September 30, 1998 by McGladrey, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The Registrant has requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey agrees with the above statements. A copy of such letter, dated October 5, 1998, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following exhibit is filed herewith and incorporated herein by this reference:

               EXHIBIT                      DESCRIPTION
               -------                      -----------
                 16                    Letter regarding change in
                                       certifying accountant


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL AUTOMATION, INC.

Date: October 5, 1998


By:   /s/ Richard H. Nance
      ------------------------------
          Richard H. Nance
          Vice-President Finance and
          Chief Financial Officer